UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 1, 2019

TRIBUNE PUBLISHING COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 N. Stetson Avenue, Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TPCO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 1, 2019, Tribune Publishing Company (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Alden Global Opportunities Master Fund, L.P. and Alden Global Value Recovery Master Fund, L.P. (the “Alden Funds”) pursuant to which the Board of Directors of the Company (the “Board”) agreed to increase the size of the Board to eight directors and promptly appoint each of Dana Goldsmith Needleman and Christopher Minnetian (together with Ms. Needleman, the “Alden Designees”) as directors of the Company.

The Cooperation Agreement further provides, among other things, that:

•                  Subject to certain conditions, the Board will nominate each of the Alden Designees for election to the Board at the Company’s 2020 annual meeting of stockholders, which will be held on or before June 15, 2020;

•                  Until June 30, 2020 (the “Cooperation Period”), the size of the Board will not be increased above 8 members;

•                  During the Cooperation Period, the Alden Funds and their affiliates will be subject to customary standstill restrictions, including (among others) refraining from (i) acquiring securities of the Company if it would result in their ownership of more than 33% of the Company’s outstanding shares of common stock, $0.01 par value (the “Common Stock”); (ii) soliciting proxies to vote any securities of the Company; (iii) forming or participating in a “group” in connection with the Company’s voting securities or (iv) otherwise acting alone, or in concert with others, to seek to control or knowingly influence the management, Board or policies of the Company; provided that such prohibitions terminate if (a) a person or group that owns more than 15% of the issued and outstanding Common Stock (a “Related Party Investor”) (x) makes any proposal (other than a precatory proposal) at a meeting of the Company’s stockholders or otherwise acts alone, or in concert with others, to seek to control or knowingly influence the management, Board or policies of the Company, (y) cooperates or otherwise acts in concert with the Board to nominate or elect a director that is proposed by, or is an employee or affiliate of, such Related Party Investor, or (z) acquires beneficial ownership of shares of Common Stock representing an additional 5% or more of the issued and outstanding Common Stock; (b) the Company enters into a material agreement with any Related Party Investor, other than on arms’ length terms (a “Related Party Agreement”) or alters, amends or modifies in any way a Related Party Agreement, other than on terms no less favorable to the Company than would be obtainable through arms’-length negotiations with a hypothetically similarly situated bona fide third party; (c) the Company amends, waives or fails to enforce, the terms of any voting agreement or standstill agreement between the Company and a Related Party Investor other than such amendments or waivers that, taken as a whole, make the agreement more restrictive on the Related Party Investor or (d) the Alden Designees are not nominated for election at, or are not elected at, the Company’s 2020 stockholder meeting; and

•                  During the Cooperation Period, the Alden Funds and their respective affiliates will vote their shares of Common Stock in favor of any of the Board’s director nominees and against the removal of any such directors.

The description of the Cooperation Agreement is qualified in its entirety by reference to the full text of the Cooperation Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.  The press release announcing matters relating to the Cooperation Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02                                           Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2019, the size of the Board was increased to eight directors and each of the Alden Designees was appointed to the Board.

Christopher Minnetian, age 50, has served as the president of Smith Management LLC, a family investment firm, since 2014. From 2001 to 2014, Mr. Minnetian was a Managing Director and the General Counsel of Ripplewood Holdings LLC, a private equity firm. Earlier in his career, Mr. Minnetian was an attorney at the law firm of Piper Rudnick LLP, where he was a member of the firm’s Corporate & Securities practice. Mr. Minnetian currently serves on the board of directors of MNG Enterprises, Inc., a Denver-based publishing company. Mr. Minnetian received an A.B. in economics from Columbia College, Columbia University and a J.D. from the Fordham University School of Law.

Dana Goldsmith Needleman, age 47, has served as a Principal of The Cogent Funds, a private real estate investment firm, since 2009. From 1999 to 2009, Ms. Goldsmith Needleman was at Cardinal Capital Partners, a sale-leaseback firm, serving as Managing Director from 2003 to 2009 and Vice President from 1999 to 2002. Ms. Goldsmith Needleman currently serves as a director of Fred’s Inc., a company operating discount general merchandise store chain, which was a public company until September 2019. Ms. Goldsmith Needleman holds a B.A. from Duke University and a J.D. from Boston University School of Law.

Each of the Alden Designees will receive the standard compensation received by the Company’s non-employee directors. The standard compensation arrangements received by the Company’s non-employee directors are generally as described in the Company’s definitive proxy statement on Schedule 14A filed on April 3, 2019 with the Securities and Exchange Commission.  There are no family relationships between either of the Alden Designees and any of the directors and executive officers of the Company, nor are there any transactions in which either of the Alden Designees has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Cooperation Agreement by and among the Company, the Alden Funds, dated as of December 1, 2019.
99.1	Press Release, dated December 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: December 2, 2019	By:	/s/ Julie K. Xanders
Julie K. Xanders
Executive Vice President, General Counsel & Secretary